Long-Term Payable	12 Months Ended
Dec. 31, 2011
Long-Term Payable [Abstract]
Long-Term Payable

22. LONG-TERM PAYABLE

As of December 31, 2011, the Group recorded RMB50,000,000 (US$7,944,200) of government grants received as a long-term payable because the Group has not fulfilled the conditions required by the local government. According to the agreement with the administration committee of Nantong Economic and Technological Development Zone, SolarOne Nantong will need to achieve certain requirements on its production capacity in three years after the completion of its construction. Failure to meet the requirement after three year's construction may result in refund of certain portion of the government subsidies received. As of December 31, 2011, the construction has not been completed.